UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THESECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 3, 2015

Grid Petroleum Corporation

(exact name of the Registrant as specified in its charter)

Nevada	000-53276	30-0690324
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
720 South Colorado Boulevard Denver, Colorado 80246
(Address of principal executive offices)
Phone: (720) 590-4730
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Contractor Agreement

On March 3, 2015, the Board of Directors (the “Board”) of Grid Petroleum Corporation, a Nevada corporation (the “Company”), appointed James Powell as a member of the Board, Secretary and Treasurer of the Company.

The Company entered into a writtenfive-year Contractor Agreement with Mr. Powell, effectiveOctober 24, 2011 (the “ContractorAgreement”).  Pursuant to the Contractor Agreement, Mr. Powellagreed to serve as a financial consultant to the Company and perform such services and duties asare specified therein.Mr. Powell is required to devote such time, attention and energy to the Company as the nature of his engagement requires, and such services are to be performed to the best of his ability.

Mr. Powellmay sit on boards of, or perform services for, other businesses or firms; provided, however, no such other firm or business may compete with the Company or its affiliates.

Pursuant to the Contractor Agreement, each month during the term of that agreement,Mr. Powell will receive compensation of $2,500.00,which shall be payable in shares of the Company’s common stock.  Additionally, the Company shall reimburse Mr. Powell for all ordinary, reasonable and necessary pre-approved expenses incurred by Mr. Powell in connection with the business of the Company.

Pursuant to the Contractor Agreement, the relationship between the Company and Mr. Powell is “at will” and as such, the Company and Mr. Powell may terminate the relationship, with or without cause; provided, however, Mr. Powellmust provide the Company with one month’s written notice of termination.

The foregoing information regarding the Contractor Agreement is not intended to be complete and is qualified in its entirety by reference to the complete text of the Contractor Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

 ITEM 5.02 –DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Departure of Directors; or Certain Officers

On March3, 2015, Tim DeHerrera resigned from his positions as Treasurer, Secretary and as a member of theBoard.

Election of Directors; Appointment of Certain Officers

OnMarch 3, 2015, the Board,pursuant to a written consent, appointed James Powell as a member of the Board, Secretary and Treasurer of the Company.

Mr. Powellis 42 years old.  From September 2006 to the present, Mr. Powell has owned and operated JP Commercial, located in San Diego, California.  JP Commercial is a commercial real estate company that specializes in the acquisition and sale of investment properties, including multi-family, retail, and commercial office buildings.

Mr. Powell’s primary experience isreal estate valuation,acquisition and related activities, including appropriate financial matters.  The Company has determined that Mr. Powell’s experience should benefit the Company and, therefore, Mr. Powell is quite qualified to serve in his appointed capacities.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number

Description

10.1

Contractor Agreement between the Company and James Powell dated October 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2015

Grid Petroleum Corporation

By: /s/James Powell

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Contractor Agreement between the Company and James Powell dated October 24, 2011.

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